UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2004

    The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1- 6686	13- 1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2004, The Interpublic Group of Companies, Inc. (the "Company") amended, as of September 29, 2004, its (i) 364-Day Revolving Credit Agreement dated May 10, 2004 and (ii) 3-Year Revolving Credit Agreement dated May 10, 2004 (the "Amendments"). Pursuant to the Amendments, the definitions of EBITDA were revised to allow the Company to take non-recurring, non-cash long-lived asset or investment impairment charges of up to $500 million for the fiscal periods ending September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1:	Amendment No. 1, dated as of September 29, 2004, to the 364-Day Credit Agreement, dated as of May 10, 2004, among the Company, the initial lenders named therein, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, as syndication agent, HSBC Bank USA, Lloyds TSB Bank PLC and UBS AG, Stamford Branch, as co-documentation agents, and Citigroup Global Markets Inc., as lead arranger and book manager.

Exhibit 10.2:	Amendment No. 1, dated as of September 29, 2004, to the 3-Year Credit Agreement, dated as of May 10, 2004, among the Company, the initial lenders, initial issuing banks and swing line bank named therein, Citibank, N.A. as administrative agent, JPMorgan Chase Bank, as syndication agent, HSBC Bank USA, Lloyds TSB Bank PLC and UBS AG, Stamford Branch, as co- documentation agents, and Citigroup Global Markets Inc., as lead arranger and book manager.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: November 5, 2004	By:	/s/ Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description

Exhibit 10.1:	Amendment No. 1, dated as of September 29, 2004, to the 364-Day Credit Agreement, dated as of May 10, 2004, among the Company, the initial lenders named therein, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, as syndication agent, HSBC Bank USA, Lloyds TSB Bank PLC and UBS AG, Stamford Branch, as co-documentation agents, and Citigroup Global Markets Inc., as lead arranger and book manager.

Exhibit 10.2:	Amendment No. 1, dated as of September 29, 2004, to the 3-Year Credit Agreement, dated as of May 10, 2004, among the Company, the initial lenders, initial issuing banks and swing line bank named therein, Citibank, N.A. as administrative agent, JPMorgan Chase Bank, as syndication agent, HSBC Bank USA, Lloyds TSB Bank PLC and UBS AG, Stamford Branch, as co- documentation agents, and Citigroup Global Markets Inc., as lead arranger and book manager.